NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) OCTOBER 15, 2017, and (ii) the date the issuer became a reporting issuer in any province or territory.

STOCK OPTION AGREEMENT

This AGREEMENT is entered into as of the October 15, 2017 (the “Date of Grant”).

BETWEEN:

APPCOIN INNOVATIONS INC., a company incorporated pursuant to the laws of the State of Nevada, with an office at 561 Indiana Court, Venice Beach, CA 90291

(the “Company”)

AND:

MICHAEL BLUM, a businessman with an address at 2212 Glenbrook Way, Las Vegas, NV 89117

(the “Optionee”)

WHEREAS:

A. The Company’s board of directors (the “Board”) has approved and adopted a 2017 Equity Incentive Plan (the “Plan”), whereby the Board is authorized to grant stock options to purchase shares of common stock of the Company to the directors, officers, employees, and consultants of the Company or any Parent or Subsidiary of the Company (as defined herein);

B. The Optionee is a director, officer, employee or consultant of the Company, the Parent or a Subsidiary; and

C. The Company wishes to grant stock options to purchase a total of 400,000 Optioned Shares (as defined herein) to the Optionee, as follows:

Incentive Stock Options (as defined herein)
X	Non-Qualified Stock Options (as defined herein)

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NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions

1.1 In this Agreement, the following terms shall have the following meanings:

(a)	“1933 Act” means the Securities Act of 1933, as amended;

(b)	“Board” means the board of directors of the Company;

(c)	“Canadian Accredited Investor Questionnaire” means a questionnaire substantially in the form of the Canadian Accredited Investor Questionnaire attached to this Agreement as Schedule B;

(d)	“Code” means the Internal Revenue Code of 1986;

(e)	“Common Stock” means the shares of common stock of the Company;

(f)	“Exercise Price” means $0.10 per share;

(g)	“Expiry Date” means October 15, 2027;

(h)	“Incentive Stock Options” means any Options that meet all the requirements under section 422 of the Code;

(i)	“Non-Qualified Stock Options” means any Options that do not qualify as Incentive Stock Options and, thus, do not meet the requirements under section 422 of the Code;

(j)	“Notice of Exercise” means a notice in writing addressed to the Company at its address first recited hereto (or such other address of which the Company may from time to time notify the Optionee in writing), substantially in the form attached as Schedule B hereto, which notice shall specify therein the number of Optioned Shares in respect of which the Options are being exercised;

(k)	“Options” means the right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Company pursuant to Section 2.1 of this Agreement;

(l)	“Optioned Shares” means the shares of Common Stock that are issued pursuant to the exercise of the Options;

(m)	“Parent” means a company or other entity that owns at least fifty percent (50%) of the outstanding voting stock or voting power of the Company;

(n)	“Plan” has the meaning ascribed thereto in Recital A of this Agreement;

(o)	“Securities” means, collectively, the Options and the Optioned Shares;

(p)	“Subsidiary” means a company or other entity, at least fifty percent (50%) of the outstanding voting stock or voting power of which is beneficially owned, directly or indirectly, by the Company; and

(q)	“Vested Options” means the Options that have vested in accordance with Section 2.2 of this Agreement.

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1.2 Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Plan.

2. The Options

2.1 The Company hereby grants to the Optionee, on the terms and conditions set out in this Agreement and in the Plan, Options to purchase a total of 400,000 Optioned Shares at the Exercise Price.

2.2 The Options will vest in accordance with Schedule A to this Agreement. The Options may be exercised immediately after vesting.

2.3 The Options shall, at 5:00 p.m. (Pacific time) on the Expiry Date, expire and be of no further force or effect whatsoever.

2.4 The Company shall not be obligated to cause the issuance, transfer or delivery of a certificate or certificates representing Optioned Shares to the Optionee, until provision has been made by the Optionee, to the satisfaction of the Company, for the payment of the aggregate Exercise Price for all Optioned Shares for which the Options shall have been exercised, and for satisfaction of any tax withholding obligations associated with such exercise.

2.5 Subject to the provisions of this Agreement and the Plan and subject to compliance with any applicable securities laws, the Options shall be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the Optioned Shares included in the vested portion of any Options are purchased, the remainder may be purchased at any subsequent time prior to the Expiry Date. Only whole shares may be issued pursuant to the exercise of any Options, and to the extent that any Option covers less than one (1) share, it is not exercisable.

2.6 Each exercise of the Options shall be by means of delivery of a Notice of Exercise (which may be in the form attached hereto as Schedule C) to the Chief Financial Officer of the Company at its principal executive office, specifying the number of Optioned Shares to be purchased and accompanied by payment in cash or by certified check or cashier’s check in the amount of the full Exercise Price for the Common Stock to be purchased. In addition to payment in cash or by certified check or cashier’s check and if agreed to in advance by the Company, the Optionee or transferee of the Options may pay for all or any portion of the aggregate Exercise Price by complying with any other payment mechanism approved by the Board at the time of exercise.

2.7 Reference is made to the Plan for particulars of the rights and obligations of the Optionee and the Company in respect of:

(a)	the terms and conditions on which the Options are granted except to the extent set forth herein; and,

(b)	a consolidation or subdivision of the Company’s share capital or a corporate reorganization;

all to the same effect as if the provisions of the Plan were set out in this Agreement and to all of which the Optionee assents. A copy of the Plan is available to the Optionee at no charge, at the Company’s principal executive office. Any provision of this Agreement that is inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. The Company may modify, extend or renew this Agreement or the Options represented hereby or accept the surrender thereof (to the extent not previously exercised) and authorize the granting of a new option in substitution therefore (to the extent not previously exercised), subject at all times to the Plan, the applicable rules of any applicable regulatory authority or stock exchange, and any applicable laws. Notwithstanding the foregoing provisions of this Section 2.7, the Company shall not have the right to make any modification which would materially alter the terms of the Options to the Optionee’s detriment or materially impair any rights of the Optionee hereunder without the consent of the Optionee.

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2.8 By accepting the Options, the Optionee represents and agrees that none of the Optioned Shares purchased upon exercise of the Options will be distributed in violation of applicable federal and state laws and regulations. The Optionee further represents and agrees to provide the Company with any other document reasonably requested by the Company or the Company’s Counsel.

3. Documents Required from Optionee

3.1 The Optionee must complete, sign and return to the Company:

(a)	a copy of this Agreement;

(b)	a copy of the Acknowledgements, and Representations and Warranties of the Optionee attached hereto as Schedule F;

(c)	if the Optionee is resident in Canada, a Canadian Questionnaire in the form attached hereto as Schedule C; and

(d)	if the Optionee is resident in the United States and if an exemption from the registration requirements imposed by the 1933 Act is necessary for entry into this Agreement, one of the two questionnaires in the forms attached hereto as Schedule D and Schedule E, whichever applies.

3.2 The Optionee shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

4. Subject to Plan

The terms of the Options will be subject to the Plan, as may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan. A copy of the Plan will be delivered to the Optionee, and will be available for inspection at the principal offices of the Company.

5. Acknowledgement and Waiver

The Optionee hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Optionee might be entitled in connection with the distribution of any of the Securities.

6. Professional Advice

The acceptance of the Options and the sale of Common Stock issued pursuant to the exercise of Options may have consequences under federal, state and provincial tax and securities laws which may vary depending upon the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he or she has been advised to consult his or her personal legal and tax advisor in connection with this Agreement and his or her dealings with respect to Options. Without limiting other matters to be considered with the assistance of the Optionee’s professional advisors, the Optionee should consider: (a) the merits and risks of an investment in the underlying Optioned Shares; and (b) any resale restrictions that might apply under applicable securities laws.

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7. Legending of Subject Securities

7.1 The Optionee hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Optioned Shares may bear a legend in substantially the following form:

If the Optionee is not resident in the United States:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after THE later of (i) [insert the distribution date], and (ii) the date the issuer became a reporting issuer in any province or territory.

If the Option is resident in the United States:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after THE later of (i) [insert the distribution date], and (ii) the date the issuer became a reporting issuer in any province or territory.

7.2 The Optionee hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

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8. Resale restrictions

8.1 This Agreement and the Options represented hereby are not transferable. Optioned Shares received upon exercise of any Options will be subject to resale restrictions contained in the securities legislation applicable to the Company and the Optionee. The Optionee acknowledges and agrees that the Optionee is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions.

8.2 The Optionee acknowledges that any resale of any of the Optioned Shares will be subject to resale restrictions contained in the securities legislation applicable to the Optionee or proposed transferee. The Optionee acknowledges that none of the Optioned Shares have been registered under the 1933 Act or the securities laws of any state of the United States. The Optioned Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all other applicable securities laws or exemptions from such registration requirements are available. The Optionee acknowledges that the Optioned Shares are subject to resale restrictions in Canada and may not be traded in Canada except as permitted by the applicable provincial securities laws and the rules made thereunder.

9. No Employment Relationship

The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any related company, express or implied, that the Company or any related company will employ or contract with an Optionee, for any length of time, nor shall it interfere in any way with the Company’s or, where applicable, a related company’s right to terminate Optionee’s employment at any time, which right is hereby reserved.

10. Governing Law

This Agreement is governed by the laws of the State of Nevada and the federal laws of the United States of America as applicable therein. The Optionee irrevocably attorns to the jurisdiction of the courts of the State of Arizona.

11. Costs

The Optionee acknowledges and agrees that all costs and expenses incurred by the Optionee (including any fees and disbursements of any special counsel retained by the Optionee) relating to the acquisition of the Securities shall be borne by the Optionee.

12. Survival

This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the shares underlying the Options by the Optionee pursuant hereto.

13. Assignment

This Agreement is not transferable or assignable.

14. Currency

Unless explicitly stated otherwise, all funds in this Agreement are stated in United States dollars.

15. Severability

The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

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16. Counterparts and Electronic Means

This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

17. Entire Agreement

This Agreement is the only agreement between the Optionee and the Company with respect to the Options, and this Agreement and the Plan, once approved, supersede all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Options.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

APPCOIN INNOVATIONS INC.

Per:	/s/ James Geiskopf
Authorized Signatory

WITNESSED BY:	)
)
)
)
)
Name	)	/s/ Michael Blum
	)	MICHAEL BLUM
)
)
Address	)
)
)
)
)
Occupation	)

A-1

Schedule A

VESTING SCHEDULE

1/3 of the Options will vest on October 15, 2017, October 15, 2018 and October 15, 2019.

B-1

Schedule B

NOTICE OF EXERCISE

TO:	AppCoin Innovations Inc.
561 Indiana Court
Venice Beach, CA 90291

This Notice of Exercise shall constitute a proper Notice of Exercise pursuant to section 2.6 of the Stock Option Agreement dated October 15, 2017 (the “Agreement”), between AppCoin Innovations Inc. (the “Company”) and the undersigned. The undersigned hereby elects to exercise the Optionee’s options to purchase ____________________ shares of the common stock of the Company at a price of $0.10 per share on the terms and conditions set forth in the Agreement.

Payment of aggregate consideration of $____________in cash or by certified check or cashier’s check accompanies this notice.

The Optionee hereby represents and warrants to the Company that all representations and warranties set out in the Agreement (and the applicable schedules hereto) are true as of the date of the exercise of the Options under the Agreement. The Optionee hereby further represents and warrants to the Company that the shares are being purchased only for investment and without intention to sell or distribute such shares.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificates	Name

Address	Address

City, State, and Zip Code

Telephone Number

DATED at _____________________________, the day of______________, _______.

X
Signature

(Name and, if applicable, Office)

(Address)

(City, State, and Zip Code)

Fax Number or E-mail Address

Social Security/Tax I.D. No.

C-1

Schedule C

CANADIAN QUESTIONNAIRE

TO: APPCOIN INNOVATIONS INC. (the “Company”)

RE: Stock options (the “Options”) of the Company

Capitalized terms used in this Canadian Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Stock Option Agreement between the undersigned (the “Optionee”) and the Company to which this Schedule C is attached.

All dollar amounts referred to in this Questionnaire and Appendices A, B and C are in lawful money of Canada, unless otherwise indicated.

In connection with the grant to the Optionee of the Options, the Optionee hereby represents, warrants and certifies to the Company that the Optionee:

(i)	is acquiring the Options as principal (or deemed principal under the terms of National Instrument 45-106 – Prospectus Exemptions adopted by the Canadian Securities Administrators (“NI 45-106”));

(ii)	(A) is resident in or is subject to the laws of one of the following (check one):

[ ] Alberta	[ ] New Brunswick	[ ] Prince Edward Island

[ ] British Columbia	[ ] Nova Scotia	[ ] Quebec

[ ] Manitoba	[ ] Ontario	[ ] Saskatchewan

[ ] Newfoundland and Labrador		[ ] Yukon

[ ] Northwest Territories

or

(B) [ ] is resident in a country other than Canada or the United States; and

(iii)	has not been provided with any offering memorandum in connection with the acquisition of the Options.

In connection with the grant of the Options, the Optionee hereby represents, warrants, covenants and certifies that the Optionee meets one or more of the following criteria:

A.	OPTIONEE QUALIFYING UNDER THE EMPLOYEE, DIRECTOR, OFFICER AND CONSULTANT EXEMPTION

In connection with the grant of the Options, the Optionee hereby represents, warrants, covenants and certifies that the Optionee meets one or more of the following criteria:

[ ]	(i)	is an employee, officer or director of the Company; or

[ ]	(ii)	is a consultant of the Company who provides services to the Company or a related entity of the Company and spends or will spend a significant amount of time and attention on the business and affairs of the Company or a related entity of the Company; and

has voluntarily agreed to the grant of the Options.

C-2

B.	OPTIONEES QUALIFYING UNDER THE ACCREDITED INVESTOR EXEMPTION

In connection with the grant of the Options, the Optionee hereby represents, warrants, covenants and certifies that the Optionee meets one or more of the following criteria:

(a)	_____ the Optionee is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying the indicated criterion below (YOU MUST INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE(S)) (see certain guidance with respect to accredited investors that starts on page C-5 below)

[ ]	(i)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

[ ]	(ii)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (i),

[ ]	(iii)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

[ ]	(iv)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000 (YOU MUST ALSO COMPLETE AND SIGN APPENDIX “A” TO THIS QUESTIONNAIRE THAT STARTS ON PAGE C-9),

[ ]	(v)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,

[ ]	(vi)	an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year (YOU MUST ALSO COMPLETE AND SIGN APPENDIX “A” TO THIS QUESTIONNAIRE THAT STARTS ON PAGE C-9), or

[ ]	(vii)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000 (YOU MUST ALSO COMPLETE AND SIGN APPENDIX “A” TO THIS QUESTIONNAIRE THAT STARTS ON PAGE C-9).

(b)	if the Optionee is an “accredited investor” within the meaning of NI 45-106 by virtue of satisfying the indicated criterion as set out in paragraphs (iv), (vi) or (vii) above, the Optionee has provided the Company with the signed risk acknowledgment form set out in Appendix “A” to this Questionnaire;

C-3

C.	OPTIONEES QUALIFYING UNDER THE FAMILY, FRIENDS AND BUSINESS ASSOCIATES EXEMPTION

In connection with the grant of the Options, the Optionee hereby represents, warrants, covenants and certifies that the Optionee meets one or more of the following criteria:

(a)	the Optionee is (YOU MUST PLACE A CHECK-MARK ON THE APPROPRIATE LINE AND PROVIDE THE REQUESTED INFORMATION, AS APPLICABLE):

	[ ]	(i)	a director, executive officer or control person of the Company, or of an affiliate of the Company,

[ ]	(ii)	______ a close personal friend (see guidance on making this determination that starts on page C-6 below) of ___________________________________ (print name of person), who is a director, executive officer, founder or control person of the Company, or of an affiliate of the Company, and has been for __________________________ years based on the following factors:_____________________________________________________________________________
___________________________________________________________________________________
(explain the nature of the close personal friendship),

[ ]	(iii)	a close business associate (see guidance on making this determination that starts on page C-6 below) of ___________________________________ (print name of person), who is a director, executive officer, founder or control person of the Company, or of an affiliate of the Company, and has been for __________________________ years based on the following factors: ___________________________________________________________________________________
_________________________________________________________________________ (explain the nature of the close business association),

(b)	if the Optionee is resident in the Province of Ontario or is subject to the securities laws of the Province of Ontario, the Optionee has provided the Company with a signed risk acknowledgement form in the form attached as Appendix “B” to this Questionnaire (YOU MUST ALSO COMPLETE AND SIGN APPENDIX “B” TO THIS QUESTIONNAIRE THAT STARTS ON PAGE C-11), or

(c)	if the Optionee is resident in the Province of Saskatchewan or is subject to the securities laws of the Province of Saskatchewan, and the Optionee is relying on the indicated criterion as set out in subsections C(a)(ii) or C(a)(iii) if the distribution is based in whole or in part on a close personal friendship or a close business association, the Optionee has provided the Company with a signed risk acknowledgement form in the form attached as Appendix “C” to this Questionnaire (YOU MUST ALSO COMPLETE AND SIGN APPENDIX “C” TO THIS QUESTIONNAIRE THAT STARTS ON PAGE C-14); or

For the purposes of this Questionnaire and the appendices attached hereto:

(a)	an issuer is “affiliated” with another issuer if

	(i)	one of them is the subsidiary of the other, or

	(ii)	each of them is controlled by the same person;

C-4

(b)	“control person” means

	(i)	a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or

	(ii)	each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

(c)	“director” means

	(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

	(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(d)	“executive officer” means, for an issuer, an individual who is

	(i)	a chair, vice-chair or president,

	(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

	(iii)	performing a policy-making function in respect of the issuer;

(e)	“financial assets” means

	(i)	cash,

	(ii)	securities, or

	(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(f)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(j)	“individual” means a natural person, but does not include

	(i)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or trust, or

	(ii)	a natural person in the person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(k)	“jurisdiction” or “jurisdiction of Canada” means a province or territory of Canada except when used in the term foreign jurisdiction;

(l)	“person” includes

	(i)	an individual;

	(ii)	a corporation;

	(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

	(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

C-5

(m)	“related liabilities” means

	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

	(ii)	liabilities that are secured by financial assets; and

(n)	“spouse” means, an individual who,

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

	(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

Guidance On Accredited Investor Exemptions for Individuals

An individual accredited investor is an individual:

(a)	who, either alone or with a spouse, beneficially owns financial assets (please see the guidance below regarding what financial assets are) having an aggregate realizable value that. before taxes but net of any related liabilities (please see the guidance below regarding what related liabilities are), exceeds $1,000,000;

(b)	whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(c)	who, either alone or with a spouse, has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000; and

(d)	who beneficially owns financial assets (please see the guidance below regarding what financial assets are) having an aggregate realizable value that, before taxes but net of any related liabilities (please see the guidance below regarding what related liabilities are), exceeds $5,000,000.

The monetary thresholds above are intended to create bright-line standards. Optionees who do not satisfy these monetary thresholds do not qualify as accredited investors.

Spouses

Sections (a), (b) and (c) above are designed to treat spouses as a single investing unit, so that either spouse qualifies as an accredited investor if the combined financial assets of both spouses exceed $1,000,000, the combined net income of both spouses exceeds $300,000, or the combined net assets of both spouses exceed $5,000,000. Section (d) above does not treat spouses as a single investing unit.

If the combined net income of both spouses does not exceed $300,000, but the net income of one of the spouses exceeds $200,000, only the spouse whose net income exceeds $200,000 qualifies as an accredited investor.

C-6

Financial Assets and Related Liabilities

For the purposes of Sections (a) and (d) above, “financial assets” means: (1) cash, (2) securities, or (3) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a optionee’s personal residence is not included in a calculation of financial assets.

The calculation of financial assets must exclude “related liabilities”, meaning: (1) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (2) liabilities that are secured by financial assets.

As a general matter, it should not be difficult to determine whether financial assets are beneficially owned by an individual, an individual’s spouse, or both, in any particular instance. However, in the case where financial assets are held in a trust or in another type of investment vehicle for the benefit of an individual, there may be questions as to whether the individual beneficially owns the financial assets. The following factors are indicative of beneficial ownership of financial assets:

physical or constructive possession of evidence of ownership of the financial asset;

entitlement to receipt of any income generated by the financial asset;

risk of loss of the value of the financial asset; and

the ability to dispose of the financial asset or otherwise deal with it as the individual sees fit.

For example, securities held in a self-directed RRSP for the sole benefit of an individual are beneficially owned by that individual.

In general, financial assets in a spousal RRSP can be included for the purposes of the $1,000,000 financial asset test in Section (a) above because Section (a) takes into account financial assets owned beneficially by a spouse. However, financial assets in a spousal RRSP cannot be included for purposes of the $5,000,000 financial asset test in Section (d) above.

Financial assets held in a group RRSP under which the individual does not have the ability to acquire the financial assets and deal with them directly do not meet the beneficial ownership requirements in either Sections (a) or (d) above.

Guidance on Close Personal Friend and Close Business Associate Determination

A “close personal friend” of a director, executive officer, founder or control person of an issuer is an individual who knows the director, executive officer, founder or control person well enough and has known them for a sufficient period of time to be in a position to assess their capabilities and trustworthiness and to obtain information from them with respect to the investment.

The following factors are relevant to this determination:

(a)	the length of time the individual has known the director, executive officer, founder or control person,

(b)	the nature of the relationship between the individual and the director, executive officer, founder or control person including such matters as the frequency of contacts between them and the level of trust and reliance in the other circumstances, and

(c)	the number of “close personal friends” of the director, executive officer, founder or control person to whom securities have been distributed in reliance on the private issuer exemption or the family, friends and business associates exemption.

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An individual is not a close personal friend solely because the individual is:

(a)	a relative,

(b)	a member of the same club, organization, association or religious group,

(c)	a co-worker, colleague or associate at the same workplace,

(d)	a client, customer, former client or former customer,

(e)	a mere acquaintance, or

(f)	connected through some form of social media, such as Facebook, Twitter or LinkedIn.

The relationship between the individual and the director, executive officer, founder or control person must be direct. For example, the exemption is not available to a close personal friend of a close personal friend of a director of the issuer. Further, a relationship that is primarily founded on participation in an internet forum is not considered to be that of a close personal friend.

A “close business associate” is an individual who has had sufficient prior business dealings with a director, executive officer, founder or control person of the issuer to be in a position to assess their capabilities and trustworthiness and to obtain information from them with respect to the investment.

The following factors are relevant to this determination:

(a)	the length of time the individual has known the director, executive officer, founder or control person,

(b)	the nature of any specific business relationships between the individual and the director, executive officer, founder or control person, including, for each relationship, when it began, the frequency of contact between them and when it terminated if it is not ongoing, and the level of trust and reliance in the other circumstances,

(c)	the nature and number of any business dealings between the individual and the director, executive officer, founder or control person, the length of the period during which they occurred, and the nature and date of the most recent business dealing, and

(d)	the number of “close business associates” of the director, executive officer, founder or control person to whom securities have been distributed in reliance on the private issuer exemption or the family, friends and business associates exemption.

An individual is not a close business associate solely because the individual is:

(a)	a member of the same club, organization, association or religious group,

(b)	a co-worker, colleague or associate at the same workplace,

(c)	a client, customer, former client or former customer,

(d)	a mere acquaintance, or

(e)	connected through some form of social media, such as Facebook, Twitter or LinkedIn.

The relationship between the individual and the director, executive officer, founder or control person must be direct. For example, the exemptions are not available for a close business associate of a close business associate of a director of the issuer. Further, a relationship that is primarily founded on participation in an internet forum is not considered to be that of a close business associate.

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The Optionee acknowledges and agrees that, in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Optionee’s ability to resell the Securities under Canadian securities laws and National Instrument 45-102 as adopted by the Canadian Securities Administrators;

The Optionee agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire acknowledges that they will survive the completion of the issue of the Option.

The Optionee acknowledges that the foregoing representations and warranties are made by the Optionee with the intent that they be relied upon in determining the suitability of the Optionee to acquire the Options and that this Questionnaire is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Company of any change in any statement or other information relating to the Optionee set forth herein which takes place prior to the closing time of the grant of the Options.

The Optionee undertakes to immediately notify the Company of any change in any statement or other information relating to the Optionee set forth in the Agreement or in this Questionnaire which takes place prior to the issuance of the Options.

By completing this Questionnaire, the Optionee authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable laws.

DATED as of day of , 20____.

Print Name of Optionee

Signature

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Schedule D

UNITED STATES ACCREDITED INVESTOR QUESTIONNAIRE

Capitalized terms used in this United States Accredited Investor Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Stock Option Agreement between the undersigned (the “Optionee”) and AppCoin Innovations Inc. (the “Company”) to which this Schedule D is attached.

All dollar amounts referred to in this Questionnaire are in lawful money of the United States, unless otherwise indicated.

The Optionee covenants, represents and warrants to the Company that he or she satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”), as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Optionee satisfies)

______ Category 1	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

______ Category 2	A natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000. For purposes of this Category 2, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are acquired, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the date of the acquisition of Securities for the purpose of investing in the Securities;

______ Category 3	A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

______ Category 4	A “bank” as defined under Section (3)(a)(2) of the Securities Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

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______ Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

______ Category 6	A director or executive officer of the Company;

______ Category 7	A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act;

______ Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

Note that the Optionee claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the Optionee’s status as an Accredited Investor.

If the Optionee is an entity which initialled the last category in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, the Optionee agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the Securities Act or applicable state securities law, of exemption from registration in connection with the issuance of the Securities hereunder.

By completing this Questionnaire, the Optionee authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable laws.

DATED as of ______ day of _______________, 20____.

Print Name of Optionee

Signature

Social Security/Tax I.D. No.

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Schedule E

UNITED STATES NON-ACREDITED INVESTOR QUESTIONNAIRE

Capitalized terms used in this United States Non-Accredited Investor Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Stock Option Agreement between the undersigned (the “Optionee”) and AppCoin Innovations Inc. (the “Company”) to which this Schedule E is attached.

All dollar amounts referred to in this Questionnaire are in lawful money of the United States, unless otherwise indicated.

The purpose of this Questionnaire is to assure the Company that the Optionee will meet the standards imposed by the Securities Act of 1933 (the “Securities Act”) and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Option and the Optioned Shares (together, the “Securities”) will not be registered under the Securities Act and has been issued in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. This Questionnaire is not an offer of any securities of the Company in any state other than those specifically authorized by the Company.

Please attach additional pages if necessary to answer any question fully.

REPRESENTATIONS OF OPTIONEE

This item is presented in alternative form. Please initial in the space provided the applicable alternative.

_____	ALTERNATIVE ONE: The Optionee covenants, represents and warrants to the Company that he or she has such knowledge and experience in financial and business matters that he or she is capable of evaluating the relative merits and risks of an investment in the Securities and Company and is not utilizing a purchaser representative in connection with evaluating such merits and risks. The Optionee is providing evidence of its knowledge and experience in these matters through the information requested below in this Questionnaire.

_____	ALTERNATIVE TWO: The Optionee covenants, represents and warrants to the Company that he or she has chosen to use the services of a purchaser representative acceptable to the Optionee in connection with the Optionee’s acquisition of the Securities. The Optionee hereby acknowledges that the person named below is his or her purchaser representative who will assist and advise the Optionee in evaluating the merits and risks of an investment in the Securities and the Company and affirms that such purchaser representative has previously disclosed in writing any material relationship that exists between the purchaser representative (or its affiliates) and the Company (or its affiliates) that is mutually understood to be contemplated, or that has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship.

(name of Purchaser Representative)

(address of Purchaser Representative)
If the Optionee utilizes a purchaser representative, this Questionnaire must be accompanied by a completed and signed purchaser representative Questionnaire, a copy of which can be obtained from the Company upon request.

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FOR INDIVIDUAL INVESTORS

1.	Name:

2.	Residential Address & Telephone Number:

3.	Length of Residence in State of Residence:

4.	U.S. Citizen:	_____	Yes	_____	No

5.	Social Security Number:

6.	Business Address & Telephone Number:

7.	Preferred Mailing Address:	_____	Residence	_____	Business

8.	Date of Birth:

9.	Employer and Position:

10.	Name of Business:

11.	Business or Professional Education and Degrees:

	School	Degree	Year Received

12.	Prior Employment (last 5 years):

	Employer	Nature of Duties	Dates of Employment

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13.	Relationship to the Company, if any:

14.	Is the Optionee an officer of director of a publicly-held company?

____	Yes	_____	No

If yes, specify company:

15.	Does the Optionee beneficially own 10% or more of the voting securities of a publicly-held company?

____	Yes	_____	No

If yes, specify company:

16.	Within the last 5 years, has the Optionee personally invested in investments sold by means of private placements in reliance on exemptions from registration under the Securities Act and state securities laws?

____	Yes	_____	No

17.	Prior investments by the Optionee which were purchased in reliance on exemptions from registration under the Securities Act and State securities laws (initial the highest number applicable):

Amount (Cumulative)

Real Estate:	Up to	$50,000 to	Over
None: _____	$50,000 _____	$250,000 _____	$250,000 _____

Securities:	Up to	$50,000 to	Over
None: _____	$50,000 _____	$250,000 _____	$250,000 _____

Other:	Up to	$50,000 to	Over
None: _____	$50,000 _____	$250,000 _____	$250,000 _____

18.	Does the Optionee consider itself to be an experienced and sophisticated investor?

____	Yes	_____	No

If so, please provide evidence of investment sophistication and/or experience:

19.	Does the Optionee, or any person authorized to execute this Questionnaire, consider itself to have such knowledge of the Company and its business and such experience in financial and business matters to enable it to evaluate the merits and risks of an investment in the Securities and the Company, should the Optionee be given an opportunity to so invest?

____	Yes	_____	No

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20.	If the Optionee is an individual, please indicate the Optionee’s and his/her spouse’s combined gross income during the preceding two years (initial the highest number applicable):

2016	2015

_____ Less than $75,000	_____ Less than $75,000

_____ $75,001 to $100,000	_____ $75,001 to $100,000

_____ $100,001 to $200,000	_____ $100,001 to $200,000

_____ $200,001 to $300,000	_____ $200,001 to $300,000

_____ $Over $300,000	_____ $Over $300,000

21.	If the Optionee is an individual, please indicate the Optionee’s and his/her spouse’s combined estimated net worth (exclusive of home, home furnishings and personal automobiles) (initial the highest number applicable):

_____ Less than $100,000	_____ $300,0001 to $500,000

_____ $100,001 to $200,000	_____ $500,001 to $1,000,000

_____ $200,001 to $300,000	_____ Over $1,000,000

22.	Regardless of the amount of the proposed investment:

(a)	Will the Optionee’s proposed investment exceed 10% of its individual net worth, or the Optionee’s joint net worth with its spouse as determined in paragraph 21 above?

____	Yes	_____	No

(b)	Will the Optionee be able to bear the economic risk of its investment in this transaction?

____	Yes	_____	No

23.	Please provide answers to the following questions.

(a)	State total assets of the Optionee, including cash, stocks and bonds, automobiles, real estate, and any other assets:

$

(b)	State total liabilities of the Optionee including real estate indebtedness, accounts payable, taxes payable and any other liabilities:

$

(c)	State annual income of the Optionee including salary, securities income, rental income and any other income:

$

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(d)	State annual expenses of the Optionee, excluding ordinary living expenses, including real estate payments, rent, property taxes and other expenses:

$

(e)	Does the Optionee expect the amount of its assets, liabilities, income and expenses, as stated above, to be subject to significant change in the future:

____	Yes	_____	No

If yes, explain:

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, the Optionee agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the Securities Act or applicable state securities law, of exemption from registration in connection with the issuance of the Securities hereunder.

By completing this Questionnaire, the Optionee authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable laws.

DATED as of day of _________________, 20____.

Print Name of Optionee

Signature

Social Security/Tax I.D. No.

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Schedule F

ACKNOWLEDGEMENTS and Representations and warranties OF THE OPTIONEE

Capitalized terms used in this Acknowledgements and Representations and Warranties of the Optionee and not specifically defined have the meaning ascribed to them in the Stock Option Agreement between the undersigned (the “Optionee”) and AppCoin Innovations Inc. (the “Company”) to which this Schedule F is attached.

The Optionee acknowledges and agrees that:

(a)	the Securities have not been registered under the 1933 Act or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(b)	the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c)	the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon a review of publicly available information regarding the Company that is available on the website of the United States Securities and Exchange Commission (the “SEC”) at www.sec.gov (the “Company Information”);

(d)	there are risks associated with an investment in the Securities;

(e)	the Optionee and the Optionee’s advisor(s) (if applicable) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(f)	the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Optionee during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Optionee, the Optionee’s attorney and/or advisor(s) (if applicable);

(g)	the Company, its officers, directors, counsel and agents are entitled to rely upon the truth and accuracy of the acknowledgements, representations, warranties, statements, answers, covenants and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations, warranties, statements, answers, covenants, and agreements should become, by the passage of time after the date of this Agreement, no longer accurate or should be breached, the Optionee shall promptly notify the Company, and the Optionee will hold harmless the Company from any loss or damage it may suffer as a result of the Optionee’s failure to correctly complete or comply with the terms of this Agreement;

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(h)	the Optionee has been advised to consult its own legal, tax and other advisors with respect to the merits and risks regarding the exercise of the Options and the issuance of the Optioned Shares and with respect to applicable resale restrictions and it is solely responsible (and the Company is in not any way responsible) for compliance with applicable resale restrictions;

(i)	the Company has advised the Optionee that the Company is relying on an exemption from the registration and prospectus requirements of applicable securities laws and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by the applicable securities laws, including statutory rights of rescission or damages, will not be available to the Optionee;

(j)	the Optionee will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Optionee contained herein or in any document furnished by the Optionee to the Company in connection herewith being untrue in any material respect or any breach or failure by the Optionee to comply with any covenant or agreement made by the Optionee to the Company in connection therewith;

(k)	the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Optionee that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of the Company’s common stock on the OTC Pink;

(l)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(m)	no documents in connection with this Agreement have been reviewed by the SEC or any state securities administrators;

(n)	there is no government or other insurance covering any of the Securities; and

(o)	this Agreement is not enforceable by the Optionee unless it has been accepted by the Company.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPTIONEE

The Optionee hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the closing) that:

(a)	the Optionee is a bona fide director, officer, employee, independent contractor or consultant of the Company, Parent or Subsidiary;

(b)	unless the Optionee has completed Schedule D or E, the Optionee is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

(c)	unless the Optionee has completed Schedule D or E, the Optionee is not a U.S. Person;

(d)	the acquisition of the Securities by the Optionee as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Optionee;

(e)	the Optionee has not acquired or is not acquiring the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided, however, that the Optionee may sell or otherwise dispose of the Securities pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(f)	unless the Optionee has completed Schedule D or E, the Optionee is outside the United States when receiving and executing this Agreement and is acquiring the Securities as principal for the Optionee’s own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons, and no other person has a direct or indirect beneficial interest in such Securities;

(g)	if the Optionee is not resident in the United States or Canada, the Optionee:

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(i)	is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Optionee is resident (the “International Jurisdiction”) which would apply to the granting of the Option and the issue, sale or resale of the Optioned Shares;

(ii)	the Optionee is acquiring the Option or the Optioned Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Optionee is permitted to acquire the Option or the Optioned Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(iii)	the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the granting of the Option or the issue, sale or resale of the Optioned Shares; and

(iv)	the granting of the Option or the issue, sale or resale of the Optioned Shares does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

B.	any continuous disclosure reporting obligation of the Optionee or the Company in the International Jurisdiction; and

(v)	the Optionee will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(h)	the Optionee has received and carefully read this Agreement and the Company Information;

(i)	the Optionee has received a brief description of the Securities and the Optionee understands that the proceeds from the exercise of the Options will be used by the Company as working capital for general corporate purposes;

(j)	the Optionee has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Optionee enforceable against the Optionee in accordance with its terms;

(k)	the Optionee has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Optionee is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Optionee;

(l)	the Optionee:

(i)	has adequate net worth and means of providing for its current financial needs and possible personal contingencies,

(ii)	has no need for liquidity in this investment, and

(iii)	is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(m)	the Optionee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Optionee is providing evidence of such knowledge and experience in these matters through the information requested in this Agreement;

(n)	the Optionee is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment, and the Optionee has carefully read and considered the matters set forth under the caption “Risk Factors” appearing in the Company’s various disclosure documents, filed with the SEC;

(o)	the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Optionee, or of any agreement, written or oral, to which the Optionee may be a party or by which the Optionee is or may be bound;

(p)	the Optionee is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Securities, and the Optionee has not subdivided his interest in the Securities with any other person;

(q)	the Optionee is not an underwriter of, or dealer in, the shares of the Company’s common stock, nor is the Optionee participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(r)	the Optionee understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, statements, answers and agreements contained in this Agreement, and agrees that if any of such acknowledgements, representations, statements, answers and agreements are no longer accurate or have been breached, the Optionee shall promptly notify the Company;

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(s)	the Optionee has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Optionee’s decision to acquire the Securities;

(t)	the Optionee is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(u)	the Optionee has either (a) a pre-existing personal or business relationship with the Company or any of its partners, officers, directors, or controlling persons consisting of personal or business contacts of a nature and duration which enable the Optionee to be aware of the character, business acumen and general business and financial circumstances of the Company or any such partner, officer, director, or controlling person with whom such relationship exists or (b) such business or financial expertise as to be able to protect the Otpionee’s own interests in connection with the acquisition of the Securities;

(v)	no person has made to the Optionee any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities,

(ii)	that any person will refund the purchase price of any of the Securities,

(iii)	as to the future price or value of any of the Securities, or

(iv)	that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of the Company’s common stock on the OTC Pink.

DATED as of _____day of __________________, 20____.

Print Name of Optionee

Signature

Social Security/Tax I.D. No.